SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 23, 2003

Date of Report

(Date of earliest event reported)

Brio Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23997	77-0210797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ) Identification No.)

4980 Great America Parkway

Santa Clara, CA 95054

(Address of principal executive offices, with zip code)

(408) 496-7400

(Registrant’s telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Brio Software, Inc. dated July 23, 2003 (earnings results for first quarter 2004).

99.2	Press Release of Brio Software, Inc. dated July 23, 2003 (acquisition by Hyperion Solutions).

Item 9.     Regulation FD Disclosure.

In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, Brio Software, Inc. issued a press release of the financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIO SOFTWARE, INC.

Date:	July 23, 2003	By:	/s/ CRAIG COLLINS
Craig Collins Chief Financial Officer and EVP

BRIO SOFTWARE, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Brio Software, Inc. dated July 23, 2003 (earnings results for first quarter 2004).

99.2	Press Release of Brio Software, Inc. dated July 23, 2003 (acquisition by Hyperion Solutions).